Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                TIME WARNER INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                        13-3527249
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                       Identification Number)

                              75 Rockefeller Plaza
                            New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                             TIME WARNER THRIFT PLAN
                                TWC SAVINGS PLAN
                            (Full title of the Plan)

                               Peter R. Haje, Esq.
             Executive Vice President, General Counsel and Secretary
                                Time Warner Inc.
                              75 Rockefeller Plaza
                            New York, New York 10019
                     (Name and Address of agent for service)

                                 (212) 484-8000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

--------------------  ----------------  --------------------  --------------------  =================

Title of Securities    Amount to be      Proposed Maximum      Proposed Maximum      Amount of
to be Registered       Registered (1)    Aggregate Offering    Aggregate Offering    Registration Fee
                                         Price Per Share(2)    Price (2)
--------------------  ----------------  --------------------  --------------------  =================
--------------------  ----------------  --------------------  --------------------  =================

Common Stock, par
value $.01
per share(3)            3,300,000          $68.28125            $225,328,125           $62,641.22

-------------------- -----------------  --------------------  --------------------  =================

(1) This Registration Statement also relates to an indeterminate number of additional shares of Common Stock pursuant to anti-dilution and adjustment provisions of the above referenced plan. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Calculated pursuant to Rules 457(c) and (h), based on the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange Composite Tape for May 24, 1999, on which day such average was $68.28125.

(3) This Registration Statement also pertains to Rights to Purchase Series A Participating Cumulative Preferred Stock ("Rights") of the Registrant. Upon the occurrence of certain prescribed events, one Right will be issued for each share of Common Stock. Until the occurrence of such events, the Rights are not exercisable, will be evidenced by the ownership of the Common Stock and will be transferred along with and only with the Common Stock.

                              INTRODUCTORY STATEMENT

         Time Warner Inc. (the "Registrant") hereby files this Registration Statement on Form S-8 relating to an aggregate of 3,300,000 additional shares of the Registrant's Common Stock, par value $.01 per share, of which 2,400,000 shares may be purchased or issued pursuant to the terms of the Time Warner Thrift Plan and 900,000 shares may be purchased or issued pursuant to the TWC Savings Plan (collectively, the "Plans"). Each share of Common Stock is currently issued together with an associated Right to Purchase Series A Participating Cumulative Preferred Stock, par value $.10 per share, of the Registrant, but until the occurrence of certain events, these rights are not exercisable, will be evidenced by ownership of the Common Stock and will be transferred along with the Common Stock.

         The contents of the Registrant's Registration Statement on Form S-8 (Registration No. 333-14053) as filed with the Securities and Exchange Commission on October 15, 1996 as it relates to the Time Warner Thrift Plan and the Registrant's Post-Effective Amendment No. 5 on Form S-8 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-11471) as filed with the SEC on October 15, 1996 as it relates to the TWC Savings Plan (f/k/a the Cable Employees Savings Plan), are hereby incorporated herein by reference, to the extent not replaced hereby.

         This Registration Statement relates only to the Common Stock of the Registrant issuable under the Plans and an indeterminate amount of interests to be offered or sold pursuant to the terms of the Plans.

                                     PART II

Item 3.  Incorporation of Documents by Reference.

                  The following documents filed with the SEC by the Registrant (File No. 1-12259) pursuant to the Securities Exchange Act of 1934, or as otherwise indicated, are hereby incorporated by reference in this Registration
Statement:

          1. The Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 (the "1998 Form 10-K");

          2. The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999;

          3. Time Warner Thrift Plan Annual Report on Form 11-K for the year ended December 31, 1997 and the TWC Savings Plan Annual Report on Form 11-K for the year ended December 31, 1997 (the "1997 Form
               11-Ks") filed with the SEC on June 25, 1998 on Form 10-K/A Amendment No. 1; and

          4. The description of the Registrant's Common Stock and Rights to purchase Series A Participating Cumulative Preferred Stock, par value $.10 per share, contained in Item 4 of its Registration Statement on Form 8-B, as filed on October 2, 1996, pursuant to
               Section 12(b) of the Securities Exchange Act of 1934.

                  All documents and reports subsequently filed by the Registrant pursuant to Sections 13(a) and (c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all such securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents or reports. Any statement, information or document incorporated herein by reference or deemed to be incorporated herein by reference and to be a part hereof may be automatically updated or replaced by documents the Registrant subsequently files which also are or are deemed to be incorporated herein by reference. Any statement, information or document so modified or superceded will not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

                  Not applicable.

Item 5.  Interests of Named Experts and Counsel.

                  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of the Registrant and Time Warner Entertainment Company, L.P. included in the Registrant's 1998 Form 10-K and the financial statements of the Time Warner Thrift Plan and the TWC Savings Plan included in the Registrant's 1997 Form 11-Ks as set forth in their reports which are incorporated herein by reference and in the Prospectuses relating hereto. Such consolidated financial statements and schedules are incorporated by reference in reliance on their reports, given on their authority as experts in accounting and auditing.

                  Legal matters in connection with the Common Stock offered hereby have been passed upon for the Registrant by Thomas W. McEnerney, Esq., 75 Rockefeller Plaza, New York, NY 10019.

Item 6.  Indemnification of Directors and Officers.

                  Section 145 of the Delaware General Corporation Law (the "DGCL") provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's charter, by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

                  Article VI of the Registrant's By-laws requires indemnification to the fullest extent permitted under Delaware law of any person who is or was a director or officer of the Registrant who is or was involved or threatened to be made so involved in any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was serving as a director, officer or employee of the Registrant or any predecessor of the Registrant or was serving at the request of the Registrant as a director, officer or employee of any other enterprise.

                  Section 102(b)-(7) of the DGCL permits a provision in the certificate of incorporation of each corporation organized thereunder, such as the Registrant, eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Section 1, Article X of the Restated Certificate of Incorporation of the Registrant eliminates the liability of directors to the extent permitted by Section 102(b)(7).

                  The foregoing statements are subject to the detailed provisions of Sections 145 and 102(b)(7) of the DGCL, Article VI of such By-laws and Section 1, Article X of such Restated Certificate of Incorporation, as applicable.

                  The Registrant's Directors' and Officers' Liability and Reimbursement Insurance Policy is designed to reimburse the Registrant for any payments made by it pursuant to the foregoing indemnification. Such policy has coverage of $50,000,000.

Item 7.  Exemption from Registration Claimed.

                  Not applicable.

Item 8.  Exhibits.

                  The exhibits listed on the accompanying Exhibit Index are filed or incorporated by reference as part of this Registration Statement.

                  The undersigned registrant hereby undertakes that it will submit or has submitted the Time Warner Thrift Plan and the TWC Savings Plan and any amendments thereto to the Internal Revenue Service in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plans under Section 401 of the Internal Revenue Code of 1986, as amended.

Item 9.  Undertakings.

(a)      The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To  reflect  in the  prospectus  any  facts  or  events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                    (iii)To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

               provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8, or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)  To  remove  from   registration  by  means  of  a  post-effective
               amendment any of the securities being registered which remain unsold at the termination of the offering.


(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York, on May 25, 1999.



                                       TIME WARNER INC.


                                    By  /s/ John A. LaBarca
                                       ------------------------
                                       Name:   John A. LaBarca
                                       Title:  Senior Vice President and
                                               Controller

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on May 25, 1999 in the capacities indicated.


         Signature                                     Title
         ---------                                     -----

(i) Principal Executive Officer:

            *                               Director, Chairman of the Board and
----------------------------------          Chief Executive Officer
     (Gerald M. Levin)


(ii) Principal Financial Officer:

            *                               Executive Vice President and Chief
----------------------------------          Financial Officer
    (Richard J. Bressler)



(iii) Principal Accounting Officer:

/s/ John A. LaBarca                         Senior Vice President and Controller
----------------------------------
  (John A. LaBarca)

(iv) Directors:

            *
-------------------------
    (Merv Adelson)


            *
-------------------------
    (J. Carter Bacot)


            *
-------------------------
  (Stephen F. Bollenbach)


            *
-------------------------
    (John C. Danforth)


            *
-------------------------
 (Beverly Sills Greenough)


            *
-------------------------
    (Gerald Greenwald)


            *
-------------------------
    (Carla A. Hills)


            *
-------------------------
     (Reuben Mark)


            *
-------------------------
    (Michael A. Miles)


            *
-------------------------
   (Richard D. Parsons)


            *
-------------------------
     (R. E. Turner)


            *
-------------------------
 (Francis T. Vincent, Jr.)

Constituting a majority of the Board of Directors

*By  /s/ John A. LaBarca
   --------------------------
    (John A. LaBarca)
    (Attorney-in-Fact)

*Pursuant to Powers of Attorney
  dated as of November 19, 1998

Time Warner Thrift Plan

Pursuant to the requirements of the Securities Act of 1933, the administrators of the Time Warner Thrift Plan have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on May 25, 1999.

                                  TIME WARNER THRIFT PLAN


                                By  /s/ Carolyn K. McCandless
                                  ---------------------------------
                                  (Carolyn K. McCandless, Attorney-in-Fact)


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on May 25, 1999 in the capacities indicated.

Members of the Committee Administering the Plan

Carolyn K. McCandless
R. Mackereth Ruckman
Andra D. Sanders
Paul D. Williams

                               By /s/ Carolyn K. McCandless
                                  --------------------------------
                                  (Carolyn K. McCandless, Attorney-in-Fact)

TWC Savings Plan

Pursuant to the requirements of the Securities Act of 1933, the administrators of the TWC Savings Plan have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Stamford, State of Connecticut on May 25, 1999.

                                  TWC SAVINGS PLAN


                                By  /s/ Tommy J. Harris
                                  ------------------------------------
                                  (Tommy J. Harris, Attorney-in-Fact)


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on May 25, 1999 in the capacities indicated.

Members of the Committee Administering the Plan

Glenn A. Britt
James P. Cottingham
Charles W. Ellis
Tommy J. Harris
Thomas M. Rutledge
Beth A. Wann

                                By  /s/ Tommy J. Harris
                                  ------------------------------------
                                  (Tommy J. Harris, Attorney-in-Fact)

                                  EXHIBIT INDEX

Exhibit
Number                       Description                                   Page
------                       -----------                                   ----

4.1          Restated Certificate of Incorporation of the Registrant
             as filed  with the  Secretary  of State of the State of
             Delaware on October 10, 1996 (which is  incorporated by
             reference   to   Exhibit   4.3  of   the   Registrant's
             Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 as filed with the
             SEC on October 11, 1996  (Registration  No.  333-11471)
             (the "1996 S-8 Registration Statement"))                        *

4.2 Certificate of Increase of the Number of Shares of Series Common Stock of the Registrant Designated as Series LMCN-V Common Stock as filed with the Secretary of State of the State of Delaware on August 13, 1997 (which is incorporated herein by reference to Exhibit 3.(i)(b) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997).

4.3 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant as filed with the
             Secretary  of State of the State of Delaware on May 19,
             1997  (which is  incorporated  herein by  reference  to
             Exhibit 3.(i)(c) to the  Registrant's  Quarterly Report
             on Form 10-Q for the quarter ended June 30, 1997).              *

4.4 Certificate of Amendment of Restated Certificate of Incorporation of the Registrant as filed with the
             Secretary  of State of the State of Delaware on October
             10, 1996 (which is incorporated  herein by reference to
             Exhibit 4.4 to the  Registrant's  1996 S-8 Registration
             Statement).                                                     *

4.5          Certificate of Voting Powers, Designations, Preferences
             and Relative, Participating,  Optional or Other Special
             Rights, and Qualifications, Limitations or Restrictions
             Thereof,  of Series LMC Common Stock of the  Registrant
             as filed  with the  Secretary  of State of the State of
             Delaware on October  10,  1996  (which is  incorporated
             herein by reference to Exhibit 4.5 to the  Registrant's
             1996 S-8 Registration Statement).                               *

4.6          Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or Restrictions  Thereof, of Series LMCN-V Common Stock
             of the  Registrant as filed with the Secretary of State
             of the State of Delaware on October 10, 1996 (which is incorporated herein by reference to Exhibit 4.6 to the
             Registrant's 1996 S-8 Registration Statement).                  *

Exhibit
Number                       Description                                   Page
------                       -----------                                   ----

4.7          Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or Restrictions Thereof, of Series A Participating Cumulative Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware on
             October  10,  1996  (which  is  incorporated  herein by
             reference to Exhibit 4.7 to the  Registrant's  1996 S-8
             Registration Statement).                                        *

4.8          Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or  Restrictions   Thereof,  of  Series  D  Convertible
             Preferred  Stock of the  Registrant  as filed  with the
             Secretary  of State of the State of Delaware on October
             10, 1996 (which is incorporated  herein by reference to
             Exhibit 4.8 to the  Registrant's  1996 S-8 Registration
             Statement).                                                     *

4.9          Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or  Restrictions   Thereof,  of  Series  E  Convertible
             Preferred  Stock of the  Registrant  as filed  with the
             Secretary  of State of the State of Delaware on October
             10, 1996 (which is incorporated  herein by reference to
             Exhibit 4.9 to the  Registrant's  1996 S-8 Registration
             Statement).                                                     *

4.10         Certificate  of  Correction of the  Certificate  of the
             Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of
             Series E Convertible  Preferred Stock of the Registrant
             as filed  with the  Secretary  of State of the State of
             Delaware  on November  13, 1996 (which is  incorporated
             herein  by  reference   to  Exhibit   3.(i)(h)  to  the
             Registrant's  Annual  Report  on Form 10-K for the year
             ended December 31, 1996 (the "1996 Form 10-K")).                *

4.11         Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or  Restrictions   Thereof,  of  Series  F  Convertible
             Preferred  Stock of the  Registrant  as filed  with the
             Secretary  of State of the State of Delaware on October
             10, 1996 (which is incorporated  herein by reference to
             Exhibit 4.10 to the Registrant's  1996 S-8 Registration
             Statement).                                                     *

Exhibit
Number                       Description                                   Page
------                       -----------                                   ----

4.12         Certificate  of  Correction of the  Certificate  of the
             Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations or Restrictions Thereof, of
             Series F Convertible  Preferred Stock of the Registrant
             as filed  with the  Secretary  of State of the State of
             Delaware  on November  13, 1996 (which is  incorporated
             herein  by  Reference   to  Exhibit   3.(i)(j)  to  the
             Registrant's 1996 Form 10-K).                                   *

4.13         Certificate of  Elimination  of the  Certificate of the
             Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or Restrictions Thereof, of
             Series G Convertible  Preferred Stock of the Registrant
             as filed  with the  Secretary  of State of the State of
             Delaware  on March  18,  1999  (which  is  incorporated
             herein  by  reference   to  Exhibit   3.(i)(m)  to  the
             Registrant's 1998 Form 10-K).                                   *

4.14         Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or  Restrictions   Thereof,  of  Series  G  Convertible
             Preferred  Stock of the  Registrant  as filed  with the
             Secretary  of State of the State of Delaware on October
             10, 1996 (which is incorporated  herein by reference to
             Exhibit 4.11 to the Registrant's  1996 S-8 Registration
             Statement).                                                     *

4.15         Certificate of  Elimination  of the  Certificate of the
             Voting Powers, Designations, Preferences and Relative, Participating Optional or Other Special Rights and Qualifications, Limitations or Restrictions Thereof, of
             Series H Convertible  Preferred Stock of the Registrant
             as filed  with the  Secretary  of State of the State of
             Delaware  on March  18,  1999  (which  is  incorporated
             herein  by  reference   to  Exhibit   3.(i)(o)  to  the
             Registrant's 1998 Form 10-K).                                   *

4.16         Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or  Restrictions   Thereof,  of  Series  H  Convertible
             Preferred  Stock of the  Registrant  as filed  with the
             Secretary  of State of the State of Delaware on October
             10, 1996 (which is incorporated  herein by reference to
             Exhibit 4.12 to the Registrant's  1996 S-8 Registration
             Statement).                                                     *

Exhibit
Number                       Description                                   Page
------                       -----------                                   ----

4.17         Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or  Restrictions   Thereof,  of  Series  I  Convertible
             Preferred  Stock of the  Registrant  as filed  with the
             Secretary  of State of the State of Delaware on October
             10, 1996 (which is incorporated  herein by reference to
             Exhibit 4.13 to the Registrant's  1996 S-8 Registration
             Statement).                                                     *

4.18         Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or  Restrictions   Thereof,  of  Series  J  Convertible
             Preferred  Stock of the  Registrant  as filed  with the
             Secretary  of State of the State of Delaware on October
             10, 1996 (which is incorporated  herein by reference to
             Exhibit  4.14  to the  Registrant's  1996  Registration
             Statement).                                                     *

4.19         Certificate of  Elimination  of the  Certificate of the
             Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications Limitations or Restrictions Thereof, of
             10 1/4% Series M Exchangeable Preferred Stock of the Registrant as filed with the Secretary of State of the
             State  of   Delaware   on  March  18,  1999  (which  is
             incorporated herein by reference to Exhibit 3.(i)(s) to
             the Registrant's 1998 Form 10-K).                               *

4.20         Certificate   of  the  Voting   Powers,   Designations,
             Preferences  and Relative,  Participating,  Optional or
             Other Special Rights, and  Qualifications,  Limitations
             or   Restrictions   Thereof,   of  10  1/4%   Series  M
             Exchangeable Preferred Stock of the Registrant as filed
             with the Secretary of State of the State of Delaware on
             October  10,  1996  (which  is  incorporated  herein by
             reference to Exhibit 4.15 to the Registrant's  1996 S-8
             Registration Statement).                                        *

4.21         By-laws  of the  Registrant  as of  November  19,  1998
             (which are incorporated  herein by reference to Exhibit
             3.(ii) to the Registrant's 1998 Form 10-K).                     *

4.22         Rights Agreement (the "Rights  Agreement")  dated as of
             October   10,   1996,   between  the   Registrant   and
             ChaseMellon      Shareholder      Services,      L.L.C.
             ("ChaseMellon"), as Rights Agent (which is incorporated
             herein by reference to Exhibit 4.17 to the Registrant's
             1996 S-8 Registration Statement).                               *

Exhibit
Number                       Description                                   Page
------                       -----------                                   ----

4.23         Amendment  No. 1 to the  Rights  Agreement  dated as of
             December   15,   1998   between  the   Registrant   and
             ChaseMellon (which is incorporated  herein by reference
             to Exhibit 4.2 to the Registrant's 1998 Form 10-K).             *

4.24         Amendment  No. 2 to the  Rights  Agreement  dated as of
             January 21, 1999 between the Registrant and ChaseMellon
             (which is  incorporated  herein by reference to Exhibit
             4.3 to the Registrant's 1998 Form 10-K).                        *

5. Opinion of Thomas W. McEnerney, Esq. regarding the legality of the securities being registered.

23.1         Consent of Ernst & Young LLP, Independent Auditors.

23.2         Consent  of  Thomas  W.   McEnerney,   Esq.  (which  is
             incorporated herein by reference to Exhibit 5).                 *

24.1         Powers of Attorney dated as of November 19, 1998 (which
             are  incorporated  herein by reference to Exhibit 24 to
             the Registrant's  Registration Statement on Form S-8 as
             filed  with  the   Commission   on  December  18,  1998
             (Registration No. 333-69161).                                   *

24.2 Powers of Attorney for the Administrative Committee of the Time Warner Thrift Plan dated as of May 25, 1999.

24.3 Powers of Attorney for the Administrative Committee of the TWC Savings Plan dated as of May 25, 1999.




----------------
*Incorporated by reference